SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549




                                 Form 8-K


          Current Report Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           July 26, 1996


                       CHESAPEAKE ENERGY CORPORATION
          (Exact name of Registrant as specified in its Charter)



  Delaware                      1-13726                  73-1395733
(State or other jurisdiction  (Commission   (IRS Employer Identification No.)
of incorporation)             File Number)



           6104 North Western Avenue,  Oklahoma City,  Oklahoma     73118
                  (Address of principal executive offices)         (Zip Code)

                             (405) 848-8000
           (Registrant's telephone number, including area code)

                 INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  Other Events

     On July 26, 1996, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing an operations update. The July 26, 1996 press release is filed herewith as Exhibit 99 and incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits

     (c)  Exhibits.   The following exhibit is filed herewith:

          99     Press Release issued by the Registrant on July 26, 1996.

                               SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  CHESAPEAKE ENERGY CORPORATION

                                       MARCUS C. ROWLAND

                                  By:  Marcus C. Rowland
                                       Vice President - Chief Financial Officer

Dated: August 1, 1996

                             EXHIBIT INDEX
Exhibit No.  Description                         Method of Filing
- -----------  -----------                         ----------------
 99          Press Release issued by the         Filed herewith
             Registrant on July 26, 1996.        electronically